UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, N.Y. N.Y. 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Western Asset

Total Return Unconstrained Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Total Return Unconstrained Portfolio

Fund objective

The Fund seeks to maximize long-term total return.

Fund name change

Effective September 21, 2011, Western Asset Absolute Return Portfolio was renamed Western Asset Total Return Unconstrained Portfolio.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Effective September 21, 2011, Western Asset Absolute Return Portfolio has been renamed Western Asset Total Return Unconstrained Portfolio. There was no change in the Fund’s investment objective, investment strategy, benchmarks or investment management team in connection with this name change.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Total Return Unconstrained Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% – the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a

IV	Western Asset Total Return Unconstrained Portfolio

Investment commentary (cont’d)

subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least Baa or BBB (“investment grade”) at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we deem to be of comparable quality. The Fund may invest in lower-rated, higher-yielding securities and U.S. dollar- and non-U.S. dollar-denominated instruments of governments and corporations. The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the dollar-weighted average effective duration of the Fund, including futures positions, is expected to range within -5 to ten years. Although the Fund may invest in debt and fixed-income securities of any credit quality, including securities that are in default, under normal market conditions, it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least Baa/BBB or their equivalent.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationii Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

2	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Fund overview (cont’d)

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%. All told, the Barclays Capital U.S. Aggregate Indexiii returned 7.84% for the twelve months ended December 31, 2011.

Inflation was fairly contained during the reporting period. For the twelve months ended December 31, 2011, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 3.0%. The CPI-U less food and energy was 2.2% over the same time frame. Inflation-protected securities generated strong results during the twelve months ended December 31, 2011, with the Barclays Capital U.S. TIPS Indexv gaining 13.56%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We significantly increased the Fund’s exposure to cash and, to a much lesser extent, our allocations to municipal bonds and U.S. Treasury Inflation-Protected Securities (“TIPS”)vi. Within the agency mortgage-backed security (“MBS”) market, we added to our Fannie Mae exposure. We reduced our allocations to U.S. Treasuries, non-U.S. dollar securities and non-agency MBS. The Fund’s exposures to investment grade corporate and high-yield bonds were both reduced. Within the investment grade corporate bond market, this was largely done by paring our exposure to Financials and Industrials. The largest reductions in the high-yield market were in Industrials. Finally, we reduced the Fund’s duration, as we felt that interest rates had declined to unsustainably low levels.

During the reporting period, we utilized interest rate swaps, interest rate futures, interest rate swaptions and interest rate options to manage the Fund’s duration and yield curvevii exposure. While the interest rate swaps, interest rate futures and interest rate swaptions detracted from performance, our interest rate options were positive for results. Credit default swaps were used to manage our credit and commercial mortgage-backed security (“CMBS”) exposures. The use of these instruments was positive for results. Total return swaps were utilized to gain exposure to CMBS and long-term Treasuries. They detracted from results during the period. Currency options, which were used to implement our negative view on the euro, were beneficial for performance. Currency forwards, which were used to hedge the Fund’s non-U.S. dollar bond positions and to take unhedged positions in certain currencies, were negative for performance.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Western Asset Total Return Unconstrained Portfolio returned 2.04%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the BofA Merrill Lynch Constant

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	3

Maturity 3-Month LIBOR Indexviii, returned 7.84% and 0.27%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 2.89% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Western Asset Total Return Unconstrained Portfolio:
Class IS	0.28%	2.03%
Class I	0.28%	2.04%
Class FI	0.15%	1.69%
Barclays Capital U.S. Aggregate Index	4.98%	7.84%
BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index	0.12%	0.27%
Lipper Multi-Sector Income Funds Category Average[1]	-0.17%	2.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class IS, Class I and Class FI shares were 1.95%, 1.95% and 1.70%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I and Class FI shares would have been 1.91% and 1.18%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class IS, Class I and Class FI shares were 0.84%, 0.85% and 1.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses, to average net assets is not expected to exceed 0.80% for Class IS shares, 0.80% for Class I shares and 1.05% for Class FI shares. These expense limitation arrangements cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s absolute performance during the reporting period were our allocations to investment grade bonds, high-yield bonds/bank loans and emerging market debt. In the investment grade bond market, our positions in several sectors were beneficial. Delhaize America, Safeway, GE Capital and Humana were among our top performing holdings.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 199 funds for the six-month period and among the 192 funds for the twelve-month period in the Fund’s Lipper category.

4	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Fund overview (cont’d)

Within the high-yield/bank loan market, our largest contributors were Dish DBS Corp., Ford, TXU and El Paso Corp.

The Fund’s allocation to emerging market debt was beneficial, largely from our exposure to local currency Indonesian government bonds, as they posted strong results. Also benefiting results were the Fund’s exposures to asset-backed securities and CMBS. An allocation to U.S. TIPS was also rewarded as they generated strong results during the reporting period. Finally, a short exposure to the euro was rewarded, as it weakened versus the U.S. dollar given the ongoing European sovereign debt crisis.

Q. What were the leading detractors from performance?

A. The largest detractor from absolute performance for the period was the Fund’s non-dollar currency exposures. In particular, at times during the fiscal year, we instituted a short position in the Japanese yen and a long position in the Mexican peso. These positions detracted from results as the yen strengthened versus the U.S. dollar, whereas the peso depreciated versus the U.S. dollar. These exposures offset the positive contribution from our short euro position.

A number of the Fund’s investment grade holdings were a drag on performance during the fiscal year. Allocations to Credit Agricole, Group BPCE, and Nordea Bank were among the Fund’s positions that detracted from results. Several of our high-yield bonds also performance poorly, including HBOS (a subsidiary of Lloyds) and Ally Financial.

Thank you for your investment in Western Asset Total Return Unconstrained Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Corporate Bonds & Notes (32.9%), U.S. Government & Agency Obligations (20.9%), Collateralized Mortgage Obligations (7.0%), Mortgage-Backed Securities (5.9%) and

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	5

Collateralized Senior Loans (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Consumer Price Index for All Urban Consumers ("CPI-U") is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]	The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vi

U.S. Treasury Inflation-Protected Securities ("TIPS") are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

6	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represent the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as forward foreign currency contracts, futures contracts, written options and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	0.28%	$1,000.00	$1,002.80	0.80%	$4.04	Class IS	5.00%	$1,000.00	$1,021.17	0.80%	$4.08
Class I	0.28	1,000.00	1,002.80	0.80	4.04	Class I	5.00	1,000.00	1,021.17	0.80	4.08
Class FI	0.15	1,000.00	1,001.50	1.05	5.30	Class FI	5.00	1,000.00	1,019.91	1.05	5.35
[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class IS	Class I	Class FI
Twelve Months Ended 12/31/11	2.03%	2.04%	1.69%
Five Years Ended 12/31/11	N/A	5.30	5.02
Inception* through 12/31/11	7.85	5.75	5.21

Cumulative total returns[1]
Class IS (Inception date of 8/4/08 through 12/31/11)	29.42%
Class I (Inception date of 7/6/06 through 12/31/11)	35.90
Class FI (Inception date of 9/6/06 through 12/31/11)	31.02

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class IS, I and FI shares are August 4, 2008, July 6, 2006 and September 6, 2006, respectively.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Total Return Unconstrained Portfolio vs. Barclays Capital U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index† — August 4, 2008 - December 2011

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Portfolio vs. Barclays Capital U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-month LIBOR Index† — July 6, 2006 - December 2011

10	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Western Asset Total Return Unconstrained Portfolio vs. Barclays Capital U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index† — September 6, 2006 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Total Return Unconstrained Portfolio on August 4, 2008 (commencement of operations), July 6, 2006 (commencement of operations) and September 6, 2006 (commencement of operations), respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. Aggregate Index and the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset Backed Securities
BCAI	—Barclays Capital U.S. Aggregate Index
EM	—Emerging Market
HY	—High Yield
IG Credit	—Investment Grade Credit
MBS	—Mortgage Backed Securities
Muni	— Municipal
WATR	—Western Asset Total Return Unconstrained Portfolio

12	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset Backed Securities
BCAI	—Barclays Capital U.S. Aggregate Index
EM	—Emerging Markets
HY	—High Yield
IG Credit	—Investment Grade Credit
MBS	—Mortgage Backed Securities
Muni	—Municipal
WATR	—Western Asset Total Return Unconstrained Portfolio

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	13

Schedule of investments

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.9%
Consumer Discretionary — 4.4%
Automobiles — 2.3%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	4,800,000	$5,089,593
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,972,234
Total Automobiles				7,061,827
Hotels, Restaurants & Leisure — 0.2%
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	69,000	66,585	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	133,000
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	51,413
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	119,700
MGM Resorts International, Senior Secured Notes	9.000%	3/15/20	120,000	132,900	(a)
Total Hotels, Restaurants & Leisure				503,598
Media — 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	459,900
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	90,343
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,093,221
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,050,000	1,186,500
Gannett Co. Inc.	6.375%	4/1/12	40,000	40,200
News America Inc., Senior Notes	6.650%	11/15/37	50,000	56,647
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,990,000	2,013,339
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	73,766
United Business Media Ltd., Notes	5.750%	11/3/20	920,000	927,963	(a)
Total Media				5,941,879
Total Consumer Discretionary				13,507,304
Consumer Staples — 2.9%
Beverages — 0.2%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	640,000	670,454	(a)
Food & Staples Retailing — 2.1%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	500,000	528,900	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	26,068	25,808	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	39,637	40,882
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	81,091	84,390
Delhaize Group, Senior Notes	6.500%	6/15/17	1,814,000	2,132,036
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,636,379
Safeway Inc., Senior Notes	3.950%	8/15/20	160,000	158,005
The Kroger Co.	5.000%	4/15/13	1,620,000	1,694,763
Total Food & Staples Retailing				6,301,163

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	400,000	$461,540
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	325,000	342,063	(a)
Tobacco — 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	964,870
Total Consumer Staples				8,740,090
Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	20,000	22,671
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	660,000	765,028
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	680,825
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	106,500
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	60,775
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	253,125
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	756,000
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	2,300,000	2,551,678
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	760,000	718,200
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	178,895
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,131,776
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	495,600	(a)
Newfield Exploration Co., Senior Notes	6.625%	4/15/16	1,330,000	1,369,900
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	300,000	309,063
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	856,096
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	703,903
Plains Exploration & Production Co., Senior Notes	7.625%	6/1/18	230,000	243,800
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	401,400
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	520,960	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	570,000	592,800
TNK-BP Finance SA	6.625%	3/20/17	232,000	235,480	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	202,560	(a)
Total Energy				13,157,035
Financials — 10.0%
Capital Markets — 3.2%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	36,900	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,857,760

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	15

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	$765,202
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	774,675	(a)(d)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	0	(a)(d)(e)(f)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	100,000	10	(b)(c)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	235	(d)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	2,190,000	2,205,919
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	1,866,267
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,510,788
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	582,076
Total Capital Markets				9,599,832
Commercial Banks — 1.7%
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	922,539	(a)(b)(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	570,000	(a)(b)(c)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	176,800	(a)(d)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	100,000	0	(a)(c)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	0	(a)(b)(d)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	142,600	(a)(b)(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	76,650	(a)(d)(e)(h)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	425,000	403,486	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	380,000	380,811
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	769,139	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	841,966
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	794,749
Total Commercial Banks				5,078,740
Consumer Finance — 0.6%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	185,000	181,763
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	39,800	(b)
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	258,000
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	520,000	537,886
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	939,524
Total Consumer Finance				1,956,973
Diversified Financial Services — 3.4%
Air 2 US, Notes	8.027%	10/1/20	548,656	504,764	(a)
Bank of America Corp., Senior Notes	5.000%	5/13/21	420,000	382,551
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,612,042

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	$657,725
Citigroup Inc., Senior Notes	6.875%	3/5/38	410,000	450,431
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,240,004
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	59,100	(b)
PHH Corp.	7.125%	3/1/13	110,000	105,875
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	455,000	(a)(b)
Total Diversified Financial Services				10,467,492
Insurance — 1.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	506,612
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,411,693	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	50,000	47,313
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	992,401	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	282,348	(a)
Total Insurance				3,240,367
Real Estate Investment Trusts (REITs) — 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	61,106
Total Financials				30,404,510
Health Care — 3.4%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	389,330
Grifols Inc., Senior Notes	8.250%	2/1/18	110,000	115,500
Total Biotechnology				504,830
Health Care Providers & Services — 3.2%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	56,989
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	628,285
HCA Inc., Senior Secured Notes	7.875%	2/15/20	200,000	216,000
Humana Inc.	8.150%	6/15/38	680,000	882,021
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	396,598
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	525,000	599,812
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	554,000	621,865
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	982,130
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,123,948
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	606,370
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,693,827
Total Health Care Providers & Services				9,807,845
Total Health Care				10,312,675

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	17

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.8%
Airlines — 0.5%
Continental Airlines Inc.	6.820%	11/1/19	60,915	$62,133
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	192,792	198,576
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	48,195	48,918
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	5/10/21	908,322	967,363
US Airways Pass-Through Trust	6.850%	7/30/19	211,498	194,578
Total Airlines				1,471,568
Building Products — 0.3%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,058,400	(a)
Masco Corp.	7.125%	8/15/13	50,000	52,057
Total Building Products				1,110,457
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	334,681
Construction & Engineering — 0.2%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	502,900	(a)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	262,812
Road & Rail — 0.5%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,237,815	(a)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	350,000	328,454	(a)
Total Road & Rail				1,566,269
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	208,500	(a)
Total Industrials				5,457,187
Information Technology — 0.3%
Semiconductors & Semiconductor Equipment — 0.3%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	884,355
Materials — 1.4%
Containers & Packaging — 0.2%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	435,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	140,000	139,300	(a)
Total Containers & Packaging				574,300
Metals & Mining — 1.2%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,910,000	2,029,375
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	432,550
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	17,628

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	17,000	$19,550
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	724,118
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	330,000	320,100	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	160,000	155,200	(a)
Total Metals & Mining				3,698,521
Total Materials				4,272,821
Telecommunication Services — 2.3%
Diversified Telecommunication Services — 2.0%
AT&T Inc., Global Notes	5.500%	2/1/18	1,530,000	1,771,021
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	355,000	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,020,000	1,081,200
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	209,270
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	320,000	305,365
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	1,150,000	1,381,570
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,200,000	1,092,000	(a)
Total Diversified Telecommunication Services				6,195,426
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	541,338
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	325,238
Total Wireless Telecommunication Services				866,576
Total Telecommunication Services				7,062,002
Utilities — 2.1%
Independent Power Producers & Energy Traders — 2.1%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,404,000
AES Corp., Senior Notes	7.750%	10/15/15	300,000	326,250
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	190,000	205,200	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	610,000	655,750	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	256,200	(d)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	110,000	80,300
Edison Mission Energy, Senior Notes	7.625%	5/15/27	90,000	53,100
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	4,000	3,220
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,395,000	2,526,725
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	947,891
Total Utilities				6,458,636
Total Corporate Bonds & Notes (Cost — $104,963,854)				100,256,615

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	19

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 5.0%
ABSC Manufactured Housing Contract, 2004-CN1	8.400%	12/2/30	167,673	$154,744	(a)(b)
ACE Securities Corp., 2006-GP1 A	0.424%	2/25/31	177,011	135,775	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.329%	7/25/32	469,025	357,904	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,528,284	1,535,926	(g)
Bear Stearns Asset-Backed Securities Trust, 2006-SD2	0.494%	6/25/36	86,166	85,067	(b)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	124,300
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.494%	11/25/45	91,105	63,765	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.752%	6/25/38	1,500,000	1,320,000	(b)(g)
Education Funding Capital Trust, 2003-3 A6	1.787%	12/15/42	300,000	286,500	(b)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	304,213
Fremont Home Loan Trust, 2006-B 2A2	0.394%	8/25/36	488,252	115,895	(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.474%	12/25/36	1,291,511	799,807	(b)
Greenpoint Manufactured Housing, 1999-2 A2	3.785%	3/18/29	300,000	232,903	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.785%	6/19/29	150,000	115,818	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.787%	2/20/30	175,000	135,881	(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.257%	8/21/31	1,150,000	893,426	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.257%	11/22/31	225,000	186,850	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.748%	2/20/32	275,000	208,221	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.778%	3/13/32	350,000	263,775	(b)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	352,038	26,409
GSAMP Trust, 2006-SEA1 A	0.594%	5/25/36	229,752	188,944	(a)(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.594%	9/25/36	309,416	232,819	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	497,999	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.424%	6/25/36	1,193,753	151,768	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.634%	2/25/36	576,770	497,254	(b)
Lehman XS Trust, 2006-16N A4B	0.534%	11/25/46	515,718	90,450	(b)
Lehman XS Trust, 2006-2N 1A1	0.554%	2/25/46	320,093	165,374	(b)
Lehman XS Trust, 2006-GP3 2A2	0.514%	6/25/46	262,902	21,580	(b)
Lehman XS Trust, 2007-2N 3A1	0.325%	2/25/37	9	9	(b)
MASTR Specialized Loan Trust, 2006-3 A	0.554%	6/25/46	335,779	166,391	(a)(b)
MASTR Specialized Loan Trust, 2007-1 A	0.664%	1/25/37	308,941	93,339	(a)(b)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.434%	12/25/36	2,720,000	688,723	(b)
Nelnet Student Loan Trust, 2005-4 A4R2	0.898%	3/22/32	2,900,000	2,425,125	(b)(g)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	224,440	228,041	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.694%	2/25/35	666,035	548,367	(b)
Origen Manufactured Housing, 2007-A A2	3.750%	4/15/37	2,428,705	1,335,788	(b)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	$150,150	(a)
RAAC Series, 2006-RP4 A	0.584%	1/25/46	414,060	295,484	(a)(b)
Total Asset-Backed Securities (Cost — $20,750,990)				15,124,784
Collateralized Mortgage Obligations — 7.0%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.446%	1/25/35	2,181,182	2,106,175	(b)
Banc of America Funding Corp., 2006-D 6A1	5.321%	5/20/36	989,702	600,062	(b)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	18,537	16,209	(b)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.747%	2/25/34	40,463	30,104	(b)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.456%	12/25/33	494,247	433,929	(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.974%	9/25/34	133,215	102,539	(b)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.134%	11/25/34	87,991	65,706	(b)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.794%	3/25/35	37,932	29,568	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.943%	1/25/36	371,525	184,707	(b)
Bear Stearns ARM Trust, 2004-12 1A1	2.733%	2/25/35	90,752	63,861	(b)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.454%	12/25/46	866,157	428,739	(b)
BlackRock Capital Finance LP, 1996-R1	9.620%	9/25/26	59,165	4,038	(b)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.554%	11/25/35	416,029	213,422	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.515%	7/20/35	605,063	360,065	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.585%	11/20/35	357,402	172,227	(b)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.554%	1/25/46	356,838	175,828	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.524%	7/25/46	585,982	94,593	(b)
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.564%	8/25/46	781,900	17,612	(b)
Countrywide Home Loan, 2003-HYB1 1A1	2.803%	5/19/33	23,801	20,642	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.159%	6/19/31	28,306	25,053	(b)
Countrywide Home Loans, 2003-60 1A1	3.111%	2/25/34	363,826	295,842	(b)
Countrywide Home Loans, 2006-3 1A2	0.624%	3/25/36	370,161	90,169	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.744%	6/25/34	170,117	136,158	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO	1.682%	7/25/21	1,858,880	209,802	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.238%	4/25/20	1,152,015	81,128	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.682%	6/25/20	1,176,770	116,090	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.515%	8/25/20	11,422,428	985,104	(b)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.334%	2/25/36	480,757	314,880	(b)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.544%	4/25/36	2,441,890	1,050,013	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.524%	4/25/36	460,381	176,377	(b)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.554%	8/25/46	709,035	111,431	(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.465%	11/19/46	441,345	181,743	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	21

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.435%	1/25/47	814,412	$436,117	(b)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.294%	11/25/47	1,159,194	653,572	(b)
IMPAC CMB Trust, 2004-5 1A1	1.014%	10/25/34	174,527	150,361	(b)
IMPAC CMB Trust, 2005-7 A1	0.554%	11/25/35	390,195	192,171	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	1.094%	11/25/34	9,744	8,618	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	286,411	286,411	(b)
MASTR ARM Trust, 2003-3 3A4	2.187%	9/25/33	1,590,693	1,342,981	(b)
Merit Securities Corp., 11PA B2	1.794%	9/28/32	14,155	13,880	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.008%	5/25/34	507,776	496,956	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.771%	8/25/34	81,315	60,320	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.697%	3/25/36	464,122	230,737	(b)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.367%	8/25/36	406,882	175,791	(b)
Residential Accredit Loans Inc., 2007-Q01 A1	0.444%	2/25/47	2,360,638	1,242,772	(b)
Sequoia Mortgage Trust, 2007-4 4A1	5.238%	7/20/47	1,227,080	846,671	(b)
Structured ARM Loan Trust, 2004-07 A1	0.699%	6/25/34	17,478	12,807	(b)
Structured ARM Loan Trust, 2004-17 A1	1.065%	11/25/34	52,314	40,811	(b)
Structured ARM Loan Trust, 2004-4 3A2	2.482%	4/25/34	860,450	701,097	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.614%	10/25/35	1,139,535	641,958	(b)
Structured ARM Loan Trust, 2005-20 4A1	5.534%	10/25/35	1,663,069	1,251,115	(b)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	1.025%	12/19/33	91,296	75,485	(b)
Structured Asset Securities Corp., 2002-08A 7A1	1.834%	5/25/32	69,096	58,966	(b)
Structured Asset Securities Corp., 2002-11A 1A1	1.999%	6/25/32	24,296	22,767	(b)
Structured Asset Securities Corp., 2002-16A 1A1	2.760%	8/25/32	233,831	217,003	(b)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	6,268	5,341	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.694%	9/25/33	152,057	131,760	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.194%	3/25/44	30,482	25,645	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.178%	5/25/46	2,769,412	1,287,735	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.168%	8/25/46	2,081,160	847,754	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.178%	6/25/46	1,500,299	563,739	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.705%	5/25/35	271,954	238,227	(b)
Total Collateralized Mortgage Obligations (Cost — $33,571,270)				21,153,384
Collateralized Senior Loans — 5.4%
Consumer Discretionary — 3.1%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan B	2.780%	8/7/14	889,507	866,475	(i)

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.294-3.418%	1/28/15	806,853	$699,657	(i)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.930%	11/23/16	126,703	121,635	(i)
Las Vegas Sands LLC, Term Loan B	2.930%	11/23/16	501,642	480,322	(i)
Total Hotels, Restaurants & Leisure				1,301,614
Media — 1.5%
Cengage Learning Acquisitions Inc., Term Loan	2.550%	7/3/14	989,664	843,276	(i)
Charter Communications Operating LLC, Term Loan C	3.830%	9/6/16	855,060	835,287	(i)
Insight Midwest Holdings LLC, Term Loan B	2.020%	4/7/14	578,889	571,074	(i)
Univision Communications Inc., Term Loan B	4.546%	3/31/17	874,148	832,626	(i)
UPC Holding BV, Term Loan N	2.020%	12/31/14	1,296,576	1,241,471	(i)
UPC Holding BV, Term Loan T2	3.872%	12/30/16	170,812	164,407	(i)
Total Media				4,488,141
Multiline Retail — 0.3%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	925,000	891,276	(i)
Specialty Retail — 0.6%
Gymboree Corp., Term Loan	5.000%	2/23/18	992,500	879,781	(i)
Michaels Stores Inc., Term Loan B2	4.938-5.125%	7/29/16	923,012	904,840	(i)
Total Specialty Retail				1,784,621
Total Consumer Discretionary				9,332,127
Energy — 0.3%
Energy Equipment & Services — 0.3%
Brand Energy and Infrastructure Services Inc., Term Loan B2	3.688-3.813%	2/7/14	914,683	763,760	(i)
Industrials — 0.3%
Airlines — 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.430%	7/31/14	561,786	542,826	(i)
Industrial Conglomerates — 0.1%
Pinafore LLC, Term Loan B	4.250%	9/29/16	450,637	448,806	(i)
Total Industrials				991,632
Information Technology — 0.8%
IT Services — 0.7%
First Data Corp., Term Loan B	4.294%	3/23/18	612,309	511,715	(i)
First Data Corp., Term Loan B2	3.044%	9/24/14	742,634	668,185	(i)
SunGard Data Systems Inc., Term Loan B	3.969-4.063%	2/26/16	904,549	879,108	(i)
Total IT Services				2,059,008
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Term Loan	4.520%	12/1/16	495,142	475,337	(i)
Total Information Technology				2,534,345

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	23

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.3%
Containers & Packaging — 0.3%
Reynolds Group Holdings Inc., Term Loan E	6.500%	2/9/18	981,822	$970,470	(i)
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., Term Loan A	2.492-4.750%	3/13/14	1,000,000	953,750	(i)
Utilities — 0.3%
Independent Power Producers & Energy Traders — 0.3%
RRI Energy Inc., Term Loan B	6.000%	12/1/17	989,975	985,025	(i)
Total Collateralized Senior Loans (Cost — $17,368,300)				16,531,109
Mortgage-Backed Securities — 5.9%
FNMA — 5.9%
Federal National Mortgage Association (FNMA)	5.500%	6/1/35-5/1/40	8,112,228	8,843,406
Federal National Mortgage Association (FNMA)	6.000%	1/12/42	8,300,000	9,139,079	(j)
Total Mortgage-Backed Securities (Cost — $17,990,064)				17,982,485
Municipal Bonds — 2.8%
New York — 0.2%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., XLCA	0.193%	5/1/32	1,150,000	816,500	(b)
North Carolina — 1.8%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.210%	10/25/41	3,100,000	2,844,343	(b)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.210%	10/1/22	2,100,000	1,722,000	(b)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.193%	10/1/22	1,025,000	825,125	(b)(k)
Total North Carolina				5,391,468
Pennsylvania — 0.8%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.161%	6/1/47	1,750,000	1,601,250	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.461%	6/1/47	900,000	823,050	(b)
Total Pennsylvania				2,424,300
Total Municipal Bonds (Cost — $8,942,468)				8,632,268

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 0.6%
Brazil — 0.3%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	$685,619
Sweden — 0.3%
Government of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	954,636
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $1,021,060)					1,640,255
Sovereign Bonds — 2.9%
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	235,227
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,419,000	BRL	2,792,285
Total Brazil					3,027,512
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	442,000		384,540	(a)(b)
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	10,665,000,000	IDR	1,532,220
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,710,000	MYR	874,517
Government of Malaysia, Senior Bonds	4.262%	9/15/16	720,000	MYR	236,380
Total Malaysia					1,110,897
Mexico — 0.6%
Mexican Bonos, Bonds	8.000%	6/11/20	20,430,000	MXN	1,622,900
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	144,719
Total Mexico					1,767,619
Russia — 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	208,750		242,411	(a)
Thailand — 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	706,342
Total Sovereign Bonds (Cost — $8,847,113)					8,771,541
U.S. Government & Agency Obligations — 20.9%
U.S. Government Obligations — 20.9%
U.S. Treasury Bonds	4.375%	11/15/39	430,000		558,261
U.S. Treasury Bonds	4.375%	5/15/40	1,120,000		1,454,949
U.S. Treasury Bonds	4.750%	2/15/41	4,112,000		5,666,850
U.S. Treasury Bonds	4.375%	5/15/41	430,000		560,277
U.S. Treasury Notes	1.875%	2/28/14	2,490,000		2,574,814
U.S. Treasury Notes	1.000%	8/31/16	1,970,000		1,991,548
U.S. Treasury Notes	1.375%	11/30/18	30,490,000		30,594,824
U.S. Treasury Notes	3.125%	5/15/21	18,140,000		20,254,435
Total U.S. Government & Agency Obligations (Cost — $62,504,921)					63,655,958

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	25

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 1.0%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	651,420	$879,875
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	2,209,442	2,219,108
Total U.S. Treasury Inflation Protected Securities (Cost — $2,864,352)				3,098,983

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,138	282,606	*(g)
Media — 0.0%
Cumulus Media Inc., Class A Shares			3,110	10,387	*
Total Consumer Discretionary				292,993
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			866	22,568	*
Total Common Stocks (Cost — $318,614)				315,561
Preferred Stocks — 0.6%
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I (Cost — $2,396,000)	8.125%		95,000	1,837,300	(b)

		Expiration Date	Notional Amount
Purchased Options — 0.1%
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 3.50%		11/3/17	1,700,000	167,900
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 6.00%		11/3/17	8,300,000	203,026
Total Purchased Options (Cost — $366,640)				370,926

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	912	5,098	*(e)(g)
Total Investments before Short-Term Investments (Cost — $281,905,646)				259,376,267

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Total Return Unconstrained Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 16.2%
U.S. Government Agencies — 7.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.105-0.120%	1/10/12	1,271,000	$1,270,962	(l)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/12/12	7,700,000	7,699,718	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	2/10/12	5,000,000	4,999,445	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	8/21/12	9,690,000	9,686,269	(l)
Total U.S. Government Agencies (Cost — $23,653,858)				23,656,394
Repurchase Agreements — 8.4%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/11; Proceeds at maturity — $25,597,114; (Fully collateralized by U.S. government agency obligations, 3.150% due 10/28/20; Market value — $26,108,946) (Cost — $25,597,000)	0.040%	1/3/12	25,597,000	25,597,000
Total Short-Term Investments (Cost — $49,250,858)				49,253,394
Total Investments — 101.4% (Cost — $331,156,504#)				308,629,661
Liabilities in Excess of Other Assets — (1.4)%				(4,198,191)
Total Net Assets — 100.0%				$304,431,470

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2011.

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	The maturity principal is currently in default as of December 31, 2011.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(l)	Rate shown represents yield-to-maturity.

(m)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $331,464,057.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	27

Western Asset Total Return Unconstrained Portfolio

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PO	— Principal Only
SEK	— Swedish Krona
THB	— Thai Baht

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par	Value
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95%	4,770,000	$1,098,180
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	4,770,000	1,060,060
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	4,770,000	28,679
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	4,770,000	31,202
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	7.25	6,700,000	106,998
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	9.50	6,700,000	57,352
Total Written Options (Premiums Received — $1,389,310)				$2,382,471

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $331,156,504)	$308,629,661
Foreign currency, at value (Cost — $1,057,773)	1,032,470
Cash	84,200
Deposits with brokers for swap contracts	2,300,000
Interest receivable	2,225,402
Deposits with brokers for open futures contracts	697,024
Unrealized appreciation on forward foreign currency contracts	653,580
Swaps, at value (net premiums paid — $42,348)	548,458
Foreign currency collateral for open futures contracts, at value (Cost — $497,201)	479,846
Receivable for Fund shares sold	82,380
Receivable for securities sold	28,615
Receivable for open swap contracts	26,964
Receivable from broker — variation margin on open futures contracts	10,386
Prepaid expenses	34,806
Other receivables	198
Total Assets	316,833,990

Liabilities:
Payable for securities purchased	9,072,617
Written options, at value (premiums received — $1,389,310)	2,382,471
Swaps, at value (net premiums received — $203,827)	360,229
Investment management fee payable	192,132
Unrealized depreciation on forward foreign currency contracts	137,501
Payable for Fund shares repurchased	93,147
Distributions payable	62,179
Accrued foreign capital gains tax	34,870
Payable for open swap contracts	11,303
Service and/or distribution fees payable	752
Accrued expenses	55,319
Total Liabilities	12,402,520
Total Net Assets	$304,431,470

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	29

Net Assets:
Par value (Note 7)	$30,039
Paid-in capital in excess of par value	351,040,917
Overdistributed net investment income	(155,294)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(23,021,515)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(23,462,677)
Total Net Assets	$304,431,470

Shares Outstanding:
Class IS	18,769,229
Class I	10,913,516
Class FI	356,497

Net Asset Value:
Class IS	$10.13
Class I	$10.14
Class FI	$10.13

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Statement of operations

For the year ended December 31, 2011

Investment Income:
Interest	$12,905,192
Dividends	132,934
Less: Foreign taxes withheld	(41,272)
Total Investment Income	12,996,854

Expenses:
Investment management fee (Note 2)	2,501,445
Registration fees	52,063
Audit and tax	51,659
Fund accounting fees	46,623
Transfer agent fees (Note 5)	40,002
Custody fees	36,608
Legal fees	21,629
Shareholder reports (Note 5)	20,860
Directors’ fees	11,712
Service and/or distribution fees (Notes 2 and 5)	8,469
Insurance	7,197
Fees recaptured by investment manager (Note 2)	5,069
Miscellaneous expenses	7,468
Total Expenses	2,810,804
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(134,125)
Net Expenses	2,676,679
Net Investment Income	10,320,175

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,112,352
Futures contracts	(7,428,478)
Written options	2,080,792
Swap contracts	(2,073,866)
Foreign currency transactions	(838,011)
Net Realized Loss	(4,147,211)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	236,275
Futures contracts	(2,233,998)
Written options	(930,210)
Swap contracts	2,040,126
Foreign currencies	705,141
Change in Net Unrealized Appreciation (Depreciation)	(182,666)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(4,329,877)
Increase in Net Assets From Operations	$5,990,298

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$10,320,175	$12,231,355
Net realized loss	(4,147,211)	(4,848,381)
Change in net unrealized appreciation (depreciation)	(182,666)	17,706,545
Increase in Net Assets From Operations	5,990,298	25,089,519

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,279,656)	(10,526,158)
Return of capital	—	(1,241,650)
Decrease in Net Assets From Distributions to Shareholders	(9,279,656)	(11,767,808)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	95,194,297	105,945,464
Reinvestment of distributions	8,197,233	10,296,241
Cost of shares repurchased	(95,851,435)	(120,074,463)
Increase (Decrease) in Net Assets From Fund Share Transactions	7,540,095	(3,832,758)
Increase in Net Assets	4,250,737	9,488,953

Net Assets:
Beginning of year	300,180,733	290,691,780
End of year*	$304,431,470	$300,180,733
* Includes overdistributed net investment income of:	$(155,294)	$(154,903)

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011		2010	2009	2008[3]

Net asset value, beginning of year	$ 10.21		$ 9.79	$ 7.82	$ 9.15

Income (loss) from operations:
Net investment income	0.32		0.38	0.46	0.20
Net realized and unrealized gain (loss)	(0.11)		0.41	2.03	(1.26)
Total income (loss) from operations	0.21		0.79	2.49	(1.06)

Less distributions from:
Net investment income	(0.29)		(0.33)	(0.52)	(0.27)
Return of capital	—		(0.04)	—	—
Total distributions	(0.29)		(0.37)	(0.52)	(0.27)

Net asset value, end of year	$10.13		$10.21	$9.79	$7.82
Total return[4]	2.03%		8.15%	32.81%	(11.69)%

Net assets, end of year (000s)	$190,137		$216,348	$187,156	$161,094

Ratios to average net assets:
Gross expenses	0.83	%†	0.84%	0.84%	0.85%[5]
Net expenses[6,7]	0.80	†	0.80	0.80	0.80 [5]
Net investment income	3.11		3.79	5.20	5.80 [5]

Portfolio turnover rate	142%[8]		131%	258%	230%[9]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162% for the year ended December 31, 2011.

[9]	Not annualized.
†	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	33

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011		2010	2009	2008[3]	2008[4]	2007[5]

Net asset value, beginning of year	$ 10.22		$ 9.80	$ 7.81	$ 9.82	$ 10.23	$ 10.00

Income (loss) from operations:
Net investment income	0.31		0.38	0.46	0.38	0.49	0.36
Net realized and unrealized gain (loss)	(0.10)		0.41	2.03	(1.71)	(0.36)	0.29
Total income (loss) from operations	0.21		0.79	2.49	(1.33)	0.13	0.65

Less distributions from:
Net investment income	(0.29)		(0.33)	(0.50)	(0.44)	(0.49)	(0.35)
Net realized gains	—		—	—	(0.24)	(0.05)	(0.07)
Return of capital	—		(0.04)	—	—
Total distributions	(0.29)		(0.37)	(0.50)	(0.68)	(0.54)	(0.42)

Net asset value, end of year	$10.14		$10.22	$9.80	$7.81	$9.82	$10.23
Total return[6]	2.04%		8.14%	32.89%	(14.20)%	1.31%	6.63%

Net assets, end of year (000s)	$110,681		$81,809	$99,271	$152,349	$560,219	$371,239

Ratios to average net assets:
Gross expenses	0.85	%†	0.85%	0.85%	0.83%[7]	0.84%	1.09%[7]
Net expenses	0.80	[8,9]†	0.80 [8,9]	0.80 [8]	0.80 [7,8]	0.83 [10]	0.89 [7,8]
Net investment income	3.07		3.78	5.20	5.50 [7]	4.90	4.90 [7]

Portfolio turnover rate	142%[11]		131%	258%	230%[12]	387%	182%[12]

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	For the period July 6, 2006 (commencement of operations) to March 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements was 0.01%.

[11]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162% for the year ended December 31, 2011.

[12]	Not annualized.

†	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[5]

Net asset value, beginning of year	$10.22	$9.79	$7.82	$9.82	$10.23	$10.17

Income (loss) from operations:
Net investment income	0.28	0.36	0.43	0.35	0.47	0.27
Net realized and unrealized gain (loss)	(0.11)	0.41	2.05	(1.69)	(0.37)	0.13
Total income (loss) from operations	0.17	0.77	2.48	(1.34)	0.10	0.40

Less distributions from:
Net investment income	(0.26)	(0.30)	(0.51)	(0.42)	(0.46)	(0.27)
Net realized gains	—	—	—	(0.24)	(0.05)	(0.07)
Return of capital	—	(0.04)	—	—
Total distributions	(0.26)	(0.34)	(0.51)	(0.66)	(0.51)	(0.34)

Net asset value, end of year	$10.13	$10.22	$9.79	$7.82	$9.82	$10.23
Total return[6]	1.69%	7.99%	32.55%	(14.31)%	1.03%	3.99%

Net assets, end of year (000s)	$3,613	$2,024	$4,265	$813	$406	$17

Ratios to average net assets:
Gross expenses	1.37%	1.25%	1.42%	1.38%[7]	1.31%	85.97%[7]
Net expenses[8]	1.05 [9]	1.05 [9]	1.05 [9]	1.05 [7,9]	1.03 [10]	1.16 [7,10]
Net investment income	2.79	3.58	4.70	5.50 [7]	4.70	4.60 [7]

Portfolio turnover rate	142%[11]	131%	258%	230%[12]	387%	182%[12]

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	For the period September 6, 2006 (commencement of operations) to March 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	The impact of compensating balance arrangements was 0.01%.

[11]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162% for the year ended December 31, 2011.

[12]	Not annualized.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Portfolio (formerly known as Western Asset Absolute Return Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$100,256,615	$0	*	$100,256,615
Asset-backed securities	—	9,843,733	5,281,051		15,124,784
Collateralized mortgage obligations	—	21,153,384	—		21,153,384
Collateralized senior loans	—	16,531,109	—		16,531,109
Mortgage-backed securities	—	17,982,485	—		17,982,485
Municipal bonds	—	8,632,268	—		8,632,268
Non-U.S. treasury inflation protected securities	—	1,640,255	—		1,640,255
Sovereign bonds	—	8,771,541	—		8,771,541
U.S. government & agency obligations	—	63,655,958	—		63,655,958
U.S. treasury inflation protected securities	—	3,098,983	—		3,098,983
Common stocks	$32,955	—	282,606		315,561
Preferred stocks	1,837,300	—	—		1,837,300
Purchased options	—	370,926	—		370,926
Warrants	—	—	5,098		5,098
Total long-term investments	$1,870,255	$251,937,257	$5,568,755		$259,376,267
Short-term investments†	—	49,253,394	—		49,253,394
Total investments	$1,870,255	$301,190,651	$5,568,755		$308,629,661
Other financial instruments:
Futures contracts	346,414	—	—		346,414
Forward foreign currency contracts	—	653,580	—		653,580
Credit default swaps on corporate issues — sell protection	—	112,937	—		112,937
Credit default swaps on corporate issues — buy protection	—	10,589	—		10,589
Credit default swaps on credit indices — buy protection‡	—	424,932	—		424,932
Total other financial instruments	$346,414	$1,202,038	—		$1,548,452
Total	$2,216,669	$302,392,689	$5,568,755		$310,178,113

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	37

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$2,382,471	—	$2,382,471
Futures contracts	$1,061,449	—	—	1,061,449
Forward foreign currency contracts	—	137,501	—	137,501
Interest rate swaps	—	18,165	—	18,165
Credit default swaps on corporate issues — buy protection	—	47,232	—	47,232
Credit default swaps on credit indices — sell protection‡	—	294,832	—	294,832
Total	$1,061,449	$2,880,201	—	$3,941,650

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Warrants	Total
Balance as of December 31, 2010	$0	*	$4,534,504	$18,643	$261,354	—	$4,814,501
Accrued premiums/discounts	—		84,384	538	—	—	84,922
Realized gain (loss)[1]	—		(39,414)	(90,155)	—	—	(129,569)
Change in unrealized appreciation (depreciation)[2]	—		(316,465)	88,095	21,252	—	(207,118)
Purchases	—		—	—	—	—	—
Sales	—		(71,295)	(13,083)	—	—	(84,378)
Transfers into Level 3[3]	—		2,425,125	—	—	$5,098	2,430,223
Transfers out of Level 3[4]	—		(1,335,788)	(4,038)	—	—	(1,339,826)
Balance as of December 31, 2011	$0	*	$5,281,051	—	$282,606	$5,098	$5,568,755
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	—		$(111,373)	—	$21,252	—	$(90,121)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

38	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	39

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily

40	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $7,896,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	41

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

42	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	43

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the

44	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(l) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	45

denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held written options, forward foreign currency contracts, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $2,880,201. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,300,000, which could be used to reduce the required payment.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

46	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of December 31, 2011, there were $34,870 of accrued foreign capital gains tax liabilities on unrealized gains.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,040,910)	$1,040,910

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	47

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.750% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed: 0.80%, 0.80% and 1.05% for Class IS, I and FI shares, respectively. Western Asset and Western Asset Limited also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under the Fee Cap. These arrangements cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $134,125.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Pursuant to these agreements, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class IS	Class I	Class FI
Expires December 31, 2012	$72,269	$49,077	$5,050
Expires December 31, 2013	90,156	51,766	3,823
Expires December 31, 2014	70,124	53,222	10,779
Fee waivers/expense reimbursements subject to recapture	$232,549	$154,065	$19,652

For the year ended December 31, 2011, LMPFA recaptured $4,797 and $272 for Class IS and Class I, respectively.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of the Fund’s shares.

As of December 31, 2011, Legg Mason and its affiliates owned 45.4% of the Fund.

48	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$44,628,166	$397,312,984
Sales	76,888,757	398,229,401

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,197,804
Gross unrealized depreciation	(33,032,200)
Net unrealized depreciation	$(22,834,396)

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	21	9/12	$5,213,056	$5,211,413	$(1,643)
German Euro Bund	49	3/12	8,586,925	8,817,676	230,751
U.S. Treasury 30-Year Bonds	26	3/12	3,764,530	3,765,125	595
U.S. Treasury Ultra Long-Term Bonds	85	3/12	13,504,214	13,615,938	111,724
					341,427
Contracts to Sell:
90-Day Eurodollar	21	9/13	5,211,869	5,208,525	3,344
U.S. Treasury 2-Year Notes	118	3/12	26,012,101	26,024,531	(12,430)
U.S. Treasury 5-Year Notes	14	3/12	1,718,368	1,725,609	(7,241)
U.S. Treasury 10-Year Notes	943	3/12	122,610,740	123,650,875	(1,040,135)
					(1,056,462)
Net unrealized loss on open futures contracts					$(715,035)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2010	43,280,836	$1,704,609
Options written	539,282,162	2,785,575
Options closed	(136,391,812)	(1,503,306)
Options exercised	(22,200,206)	(169,748)
Options expired	(391,490,980)	(1,427,820)
Written options, outstanding as of December 31, 2011	32,480,000	$1,389,310

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	49

At December 31, 2011, the Fund held a TBA security with the a total cost of $9,072,484.

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Japanese Yen	Citibank N.A.	165,039,800	$2,145,895	2/16/12	$26,783
Mexican Peso	Morgan Stanley & Co., Inc.	39,789,122	2,839,859	2/16/12	(110,761)
					(83,978)
Contracts to Sell:
Euro	Citibank N.A.	500,000	647,363	2/16/12	22,250
Euro	Citibank N.A.	4,601,609	5,957,821	2/16/12	405,168
Euro	Morgan Stanley & Co., Inc.	1,826,000	2,364,169	2/16/12	156,177
Euro	UBS AG	500,000	647,363	2/16/12	43,202
Japanese Yen	Credit Suisse First Boston Inc.	165,039,620	2,145,892	2/16/12	(26,740)
					600,057
Net unrealized gain on open forward foreign currency contracts					$516,079

At December 31, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc.	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(7,764)
Banc of America Securities LLC	100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	(5,151)
Barclays Capital Inc.	60,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(1,297)
RBS Greenwich	40,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(452)
Credit Suisse First Boston Inc.	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(3,501)
Total	$300,000				—	$(18,165)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2011[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	$3,000,000	9/20/12	0.82%	3.150% quarterly	$50,998	—	$50,998
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	0.82%	3.650% quarterly	61,939	—	61,939
Total	$6,000,000				$112,937	—	$112,937

50	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.900% quarterly	$(449)	—	$(449)
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	110,000	3/20/13	1.050% monthly	9,310	—	9,310
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	60,000	6/20/12	0.630% quarterly	38	—	38
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	40,000	3/20/12	0.460% quarterly	39	—	39
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.750% quarterly	1,202	—	1,202
Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	4.700% quarterly	(46,783)	—	(46,783)
Total	$1,310,000			$(36,643)	—	$(36,643)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
JPMorgan Securities Inc. (CMBX NA AM 2)	$900,000	3/15/49	0.500% monthly	$(149,437)	$(51,510)	$(97,927)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	205,000	10/12/52	0.500% monthly	(23,426)	(18,834)	(4,592)
Goldman Sachs Group Inc. (CMBX NA AM 1)	181,000	10/12/52	0.500% monthly	(20,684)	(16,573)	(4,111)
UBS Warburg LLC (CMBX NA AM 2)	311,000	3/15/49	0.500% monthly	(51,639)	(62,451)	10,812
UBS Warburg LLC (CMBX NA AM 2)	299,000	3/15/49	0.500% monthly	(49,646)	(54,459)	4,813
Total	$1,896,000			$(294,832)	$(203,827)	$(91,005)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston Inc. (CMBX NA AM 4)	$1,100,000	2/17/51	0.500% monthly	$267,190	$101,933	$165,257
Barclays Capital Inc. (MARKIT CDX HY 15)	3,332,000	12/20/15	5.000% quarterly	110,124	(97,939)	208,063
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	509,000	10/12/52	0.100% monthly	25,594	20,469	5,125
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	438,000	10/12/52	0.100% monthly	22,024	17,885	4,139
Total	$5,379,000			$424,932	$42,348	$382,584

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	51
[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased Options[2]	$370,926	—	—	$370,926
Futures Contracts[3]	346,414	—	—	346,414
Swap Contracts[4]	—	—	$548,458	548,458
Forward Foreign Currency Contracts	—	$653,580	—	653,580
Total	$717,340	$653,580	$548,458	$1,919,378

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written Options	$2,382,471	—	—	$2,382,471
Futures Contracts[3]	1,061,449	—	—	1,061,449
Swap Contracts[4]	18,165	—	$342,064	360,229
Forward Foreign Currency Contracts	—	$137,501	—	137,501
Total	$3,462,085	$137,501	$342,064	$3,941,650

52	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased Options	$(1,347,961)	—	$(259,545)	$(1,607,506)
Written Options	1,642,644	$1,240	436,908	2,080,792
Futures Contracts	(7,428,478)	—	—	(7,428,478)
Swap Contracts	(361,056)	—	(1,712,810)	(2,073,866)
Forward Foreign Currency Contracts	—	(876,929)	—	(876,929)
Total	$(7,494,851)	$(875,689)	$(1,535,447)	$(9,905,987)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased Options	$301,850	—	—	$301,850
Written Options	(930,210)	—	—	(930,210)
Futures Contracts	(2,233,998)	—	—	(2,233,998)
Swap Contracts	(11,017)	—	$2,051,143	2,040,126
Forward Foreign Currency Contracts	—	$775,946	—	775,946
Total	$(2,873,375)	$775,946	$2,051,143	$(46,286)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$674,906
Written options	2,103,474
Forward foreign currency contracts (to buy)	6,098,799
Forward foreign currency contracts (to sell)	17,549,878
Futures contracts (to buy)	69,595,417
Futures contracts (to sell)	164,329,120

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	53

Average Notional Balance
Interest rate swap contracts	$1,294,615
Credit default swap contracts (to buy protection)	17,850,554
Credit default swap contracts (to sell protection)	8,794,615
Total return swap contracts†	1,027,692

†	At December 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class IS	—	$7,705	$13,083
Class I	—	22,535	7,474
Class FI	$8,469	9,762	303
Total	$8,469	$40,002	$20,860

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class IS	$70,124
Class I	53,222
Class FI	10,779
Total	$134,125

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010[1]
Net Investment Income:
Class IS	$6,132,462	$7,897,272
Class I	3,063,810	3,803,925
Class FI	83,384	66,611
Total	$9,279,656	$11,767,808

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

54	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

7. Capital shares

At December 31, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010[1]
	Shares	Amount	Shares	Amount
Class IS
Shares sold	3,217,629	$32,919,039	7,685,550	$76,833,441
Shares issued on reinvestment	590,154	6,035,259	785,844	7,922,397
Shares repurchased	(6,223,738)	(63,263,022)	(6,406,128)	(64,351,963)
Net increase (decrease)	(2,415,955)	$(24,308,724)	2,065,266	$20,403,875

Class I
Shares sold	5,779,991	$59,342,403	2,511,319	$25,295,244
Shares issued on reinvestment	203,344	2,078,590	232,239	2,341,939
Shares repurchased	(3,071,476)	(31,208,478)	(4,872,006)	(49,518,469)
Net increase (decrease)	2,911,859	$30,212,515	(2,128,448)	$(21,881,286)

Class FI
Shares sold	286,062	$2,932,855	381,383	$3,816,779
Shares issued on reinvestment	8,165	83,384	3,136	31,905
Shares repurchased	(135,863)	(1,379,935)	(622,189)	(6,204,031)
Net increase (decrease)	158,364	$1,636,304	(237,670)	$(2,355,347)

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class IS	Class I	Class FI
Daily 1/31/2011	$0.023118	$0.023145	$0.021158

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$9,279,656	$10,526,158
Tax return of capital	—	1,241,650
Total distributions paid	$9,279,656	$11,767,808

Western Asset Total Return Unconstrained Portfolio 2011 Annual Report	55

As of December 31, 2011, the components of accumulated earnings on a tax basis was as follows:

Undistributed ordinary income — net	$525,041
Capital loss carryforward*	(22,376,074)
Other book/tax temporary differences(a)	(1,018,223)
Unrealized appreciation (depreciation)(b)	(23,770,230)
Total accumulated earnings (losses) — net	$(46,639,486)

*	As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(4,929,582)**
12/31/2016	(1,073,088)
12/31/2017	(13,463,088)
12/31/2018	(2,910,316)
$(22,376,074)

These amounts will be available to offset future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dated listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default, book/tax differences in the treatment of treasury inflation protected securities and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

56	Western Asset Total Return Unconstrained Portfolio 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Total Return Unconstrained Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Total Return Unconstrained Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

Western Asset Total Return Unconstrained Portfolio	57

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and

58	Western Asset Total Return Unconstrained Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objective and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of its peer group, and to its investment benchmark over the one-, three- and five-year periods ended August 31, 2011. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the three- and five-year periods, but was lower than its peer average for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that

Western Asset Total Return Unconstrained Portfolio	59

had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

60	Western Asset Total Return Unconstrained Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Portfolio (formerly known as Western Asset Absolute Return Portfolio) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†:
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Occidental Petroleum Corporation and Public Storage

Western Asset Total Return Unconstrained Portfolio	61

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002).
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

62	Western Asset Total Return Unconstrained Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 55 Water Street New York, NY 10041
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011), formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Total Return Unconstrained Portfolio	63

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

64	Western Asset Total Return Unconstrained Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the nine portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the 1940 Act) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

Western Asset Total Return Unconstrained Portfolio	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:
Record date:	Monthly
Payable date:	January 2011- December 2011
Interest from federal obligations	15.70%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Total Return Unconstrained Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

President

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Total Return Unconstrained Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 2/12 SR12-1580

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $476,381 in December 31, 2010 and $468,601 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $36,500 in December 31, 2010 and $42,600 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2011.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	February 23, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date:	February 23, 2012